SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 27, 2007
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of June 1, 2007
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2007-OC2 TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-141255	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed herewith:

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee and Supplemental Interest Trust Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of June 1, 2007.

4.2	Mortgage Loan Purchase Agreement, dated as of December 28, 2005, among WaMu Asset Acceptance Corp. and Washington Mutual Mortgage Securities Corp. (incorporated herein by reference from Exhibit 4.7 to Registration Statement No. 333-130795).

4.3	Amended and Restated Administrative Agent Agreement, dated as of February 1, 2005, between Washington Mutual Bank and Washington Mutual Mortgage Securities Corp. (incorporated herein by reference from Exhibit 4.9 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on March 6, 2006 with respect to Registration Statement No. 333-130795).

99.1	Excerpts from Section 2 and Schedule III of the Term Sheet, dated as of June 27, 2007, between Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser. For a form of term sheet, please see Exhibit B to Exhibit 4.7 to Registration Statement No. 333-130795.

99.2	Swap Novation Confirmation, dated June 27, 2007, among ABN AMRO Bank N.V., LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC2 Supplemental Interest Trust and Washington Mutual Bank.

99.3	ISDA Master Agreement including the Schedule and the Credit Support Annex to the Master Agreement dated as of June 27, 2007 between ABN AMRO Bank N.V., as Party A, and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC2 Supplemental Interest Trust (the "Trust"), as Party B; and the Swap Confirmation, dated June 27, 2007, between ABN AMRO Bank N.V. and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Trust.

The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or LaSalle Bank National Association by contacting:

in the case of Washington Mutual Mortgage Securities Corp.,

John Ganzer Washington Mutual Mortgage Securities Corp. 75 N. Fairway Drive,VHF2A01 Vernon Hills, IL 60061 Telephone: (847) 549-3113 Facsimile: (847) 549-3680

in the case of LaSalle Bank National Association,

Stefanie Edwards LaSalle Bank National Association 135 S. LaSalle Street, Suite 1511 Chicago, IL 60603 Telephone: (312) 904-8975 Facsimile: (312) 904-2084

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: July 12, 2007	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)
`

Exhibit Index

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee and Supplemental Interest Trust Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of June 1, 2007.

4.2	Mortgage Loan Purchase Agreement, dated as of December 28, 2005, among WaMu Asset Acceptance Corp. and Washington Mutual Mortgage Securities Corp. (incorporated herein by reference from Exhibit 4.7 to Registration Statement No. 333-130795).

4.3	Amended and Restated Administrative Agent Agreement, dated as of February 1, 2005, between Washington Mutual Bank and Washington Mutual Mortgage Securities Corp. (incorporated herein by reference from Exhibit 4.9 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on March 6, 2006 with respect to Registration Statement No. 333-130795).

99.1	Excerpts from Section 2 and Schedule III of the Term Sheet, dated as of June 27, 2007, between Washington Mutual Mortgage Securities Corp., as seller, and WaMu Asset Acceptance Corp., as purchaser. For a form of term sheet, please see Exhibit B to Exhibit 4.7 to Registration Statement No. 333-130795.

99.2	Swap Novation Confirmation, dated June 27, 2007, among ABN AMRO Bank N.V., LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC2 Supplemental Interest Trust and Washington Mutual Bank.

99.3	ISDA Master Agreement including the Schedule and the Credit Support Annex to the Master Agreement dated as of June 27, 2007 between ABN AMRO Bank N.V., as Party A, and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC2 Supplemental Interest Trust (the "Trust"), as Party B; and the Swap Confirmation, dated June 27, 2007, between ABN AMRO Bank N.V. and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Trust.